UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2020

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street
Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information on pages 12, 14, 22-25, 33 and 42 of the Presentation defined in Item 7.01 hereof and furnished as Exhibit 99.1 hereto contains estimates of certain financial and operational information regarding Sanchez Energy Corporation (the “Company”) as of or for the period or periods ended December 31, 2019, and such information set forth on those pages is hereby incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

Commencing on February 23, 2020, the Company entered into confidentiality agreements (the “Confidentiality Agreements”) with (a) members of an ad hoc group of certain holders of the Company’s 7.25% Senior Secured First Lien Notes due 2023 (the “Secured Noteholders”), (b) members of an ad hoc group of certain holders of the Company’s 7.75% Senior Notes due 2021 (the “7.75% Unsecured Noteholders”) and the Company’s 6.125% Senior Notes due 2023 (the “6.125% Noteholders” and, together with the 7.75% Unsecured Noteholders, the “Unsecured Noteholders,” and the Secured Noteholders and the Unsecured Noteholders together, the “NDA Parties”). The disclosure herein is being made pursuant to the Confidentiality Agreements between the Company and the Unsecured Noteholders following the occurrence of the March 10, 2020 “Disclosure Date” (as defined therein).

In connection with the Company’s ongoing discussions with its stakeholders regarding a potential reorganization, sale and/or restructuring transaction, arrangement, or series of transactions involving the Company or any of its subsidiaries or affiliates, the Company provided the Unsecured Noteholders with a presentation regarding the Company’s projected business plan (the “Presentation”), which is attached as Exhibit 99.1 hereto. The Company’s discussions and negotiations with the NDA Parties and other stakeholders are continuing, and no definitive agreement has yet been reached concerning the terms of a potential restructuring transaction and the Company can provide no assurance that any such agreement will be reached.

The Presentation includes certain projections and forecasts of the Company. The information in the Presentation is dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of capital and performance as set forth in the Presentation. Any financial projections or forecasts included in the Presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s and its debtor subsidiaries’ chapter 11 cases and any restructuring of the Company effectuated therein compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. The Company has not yet finalized its financial or operating results as of or for any historical period ended after September 30, 2019. The Company’s independent accountants have not completed their review of the Company’s results as of or for such periods. The Company’s actual results may differ materially from these estimates due to the completion of our financial closing procedures, final adjustments and other developments that may arise between now and the time the financial and operating results for such periods are finalized.

Notes Regarding Non-GAAP Financial Measures

Included in this Current Report on Form 8-K (this “Form 8-K”) are certain non-GAAP financial measures as defined under Regulation G under the federal securities laws, including EBITDA, EBITDA Margin, Adjusted EBITDAX, Adjusted EBITDAX Less Capex, Free Cash Flow and Unlevered Cash Flow (After Ch. 11 Fees). Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in the Presentation. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the financial measures prepared in accordance with GAAP.

EBITDA, EBITDA Margin, Adjusted EBITDAX, Adjusted EBITDAX Less Capex, Free Cash Flow and Unlevered Cash Flow (After Ch. 11 Fees) are non-GAAP financial measures that are used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, including the NDA Parties, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. These non-GAAP financial measures are also used to assess our ability to incur and service debt and fund capital expenditures. Our non-GAAP financial measures should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our non-GAAP financial measures may not be comparable to similarly titled measures of another company because all companies may not calculate these non-GAAP financial measures in the same manner.

We are unable to provide a reconciliation of the forward-looking non-GAAP financial measures, including EBITDA, EBITDA Margin, Adjusted EBITDAX, Adjusted EBITDAX Less Capex, Free Cash Flow and Unlevered Cash Flow (After Ch. 11 Fees), contained in the Presentation filed with the Form 8-K to their respective most directly comparable GAAP financial measures, because the information necessary for quantitative reconciliations of the forward-looking non-GAAP financial measures to their respective most directly comparable GAAP financial measures is not (and was not, when prepared) available to us without unreasonable efforts. The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

The Presentation contains “forward looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in the Presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward looking statements. These statements are based on certain assumptions we made based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “forecast,” “budget,” “guidance,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. Forward looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. These include risks described in our Annual Report on Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. In light of these risks, uncertainties and assumptions, the events anticipated by our forward-looking statements may not occur, and, if any of such events do, we may not have correctly anticipated the timing of their occurrence or the extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

The information included in this Form 8-K under Items 2.02 and 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Exhibit

99.1	Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: March 11, 2020	By:	/s/ Cameron W. George
		Name:	Cameron W. George
		Title:	Executive Vice President and Chief Financial Officer